Exhibit 10.25

FIFTH AMENDMENT AND WAIVER AGREEMENT

THIS FIFTH AMENDMENT AND WAIVER AGREEMENT (this “Agreement”), is dated as of June 14, 2005, by and between Q.E.P. CO., INC., a Delaware corporation with its chief executive office and principal place of business at 1081 Holland Drive, Boca Raton, Florida 33487, Q.E.P. - O’TOOL, INC., a Nevada corporation with its chief executive office and principal place of business at 1070 Mary Crest Road, Henderson, NV 89014, MARION TOOL CORPORATION, an Indiana corporation with its chief executive office and principal place of business at 1081 Holland Drive, Boca Raton, Florida 33487, ROBERTS CONSOLIDATED INDUSTRIES, INC., a Delaware corporation with its chief executive office and principal place of business at 1081 Holland Drive, Boca Raton, Florida 33487, ROBERTS JAPAN KK, an entity organized in Japan with its chief executive office and principal place of business at 1081 Holland Drive, Boca Raton, Florida 33487, ROBERTS HOLDING INTERNATIONAL, INC., a Delaware corporation with its chief executive office and principal place of business at 1081 Holland Drive, Boca Raton, Florida 33487, ROBERTS COMPANY CANADA LIMITED, an entity organized in Ontario, Canada with its chief executive office and principal place of business at 2070 Steeles Avenue, Bramalea, Ontario, Canada L6T1A7, ROBERTS HOLLAND B.V., an entity organized in The Netherlands with its chief executive office and principal place of business at 3360 AB Sliedrecht, P.O. Box 64, Parallelweg, The Netherlands, ROBERTS U.K. LIMITED, an entity organized in England with its chief executive office and principal place of business at Unit 10, Branxholme Industrial Estate, Bailiff Bridge, Brighouse, West Yorkshire, England, HD6 4EA, ROBERTS GERMANY GmbH, an entity organized in Germany with its chief executive office and principal place of business at Dreieichstrasse 10, 64546 Morfelden-Waldorf, Germany, ROBERTS S.A.R.L., an entity organized in France with its chief executive office and principal place of business at 25 rue de la Gare, 78370b Plaisir, France, Q.E.P. STONE HOLDINGS, INC., a Florida corporation with a place of business at 1081 Holland Drive, Boca Raton, Florida 33487, Q.E.P. AUST. PTY. LIMITED, an entity organized in Australia with a place of business at 32-34 Hydrive Close, Victoria, Australia 3175, Q.E.P. CHILE LIMITADA, an entity organized in Chile with a place of business at Av. Recoleta 4464, Huechuraba, Santiago, Chile, Q.E.P. HOLDING B.V., an entity organized in the Netherlands with its chief executive office and principal place of business at 3360 AB Sliedrecht, Parallelweg, The Netherlands, Q.E.P. CO. NEW ZEALAND LIMITED, an entity organized in New Zealand with a place of business at 67 Dalgety Drive, Manukau City, Auckland, New Zealand, Q.E.P. ZOCALIS HOLDING L.L.C., a Delaware limited liability company with a place of business at 1081 Holland Drive, Boca Raton, Florida 33487, Q.E.P. ZOCALIS S.R.L., an entity organized in Argentina with its chief executive office and principal place of business at 1607 Villa Adelina, Buenos Aries, Argentina, BOIARDI PRODUCTS CORPORATION, an Ohio corporation, with its chief executive office and principal place of business at 453 Main Street, Little Falls, New Jersey 07424, Q.E.P. CO. U.K. LIMITED, an entity organized in England with its chief executive office and principal place of business at Gverest Road, Lytham St Anncs, Lancashire FY8 3AZ, VITREX LIMITED, an entity organized in England with its chief executive office and principal place of business at Gverest Road, Lytham St Anncs, Lancashire FY8 3AZ, ROBERTS CAPITOL, INC., a Florida corporation with a chief executive office and principal place of business at 1081 Holland Drive, Boca Raton, Florida 33487, ROBERTS MEXICANA, S.A. DE C.V., an entity organized in Mexico with its chief executive office and principal place of business at Poniente 152, numero 935, Colonia Industrial Vallejo, C.P. 02300, Mexico, D.F., and P.R.C.I. SA, an entity organized in France with its chief executive office and principal place of business at 111 Rue du Masdeporaly, Zone Industrielle 34000, Montpellier, France (all of the foregoing are hereinafter collectively referred to as, the “Borrower”), FLEET CAPITAL CORPORATION (“FCC”) and HSBC BANK USA, NATIONAL ASSOCIATION, successor-by-merger to HSBC BANK USA (“HSBC” and together with FCC, the “Lenders” and each individually a “Lender”), and FLEET CAPITAL CORPORATION, a Rhode Island corporation with an office at One Landmark Square, Stamford, Connecticut 06901, as agent for the Lenders, (hereinafter referred to as the “Agent”).

PREAMBLE

WHEREAS, pursuant to that certain Second Amended and Restated Loan Agreement dated as of November 14, 2002 by and among the Borrower, the Lenders and the Agent (as amended and in effect from time to time, the “Loan Agreement”), the Lenders made, or agreed to make in the future, certain Loans to the Borrower;

WHEREAS, the Borrower has requested Lenders to amend the Loan Agreement in order to, among other things, amend the leverage and fixed charge coverage covenants; and

WHEREAS, Lenders are willing to amend the Loan Agreement and waive such requirements subject to and in reliance upon the representations, warranties, acknowledgments, covenants and agreements of Borrower contained herein.

AGREEMENT

NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein and acknowledging that Lenders are relying upon the representations, warranties, acknowledgments, covenants and agreements of Borrower contained herein, Borrower and Lenders agree as follows:

I. Acknowledgments and Affirmations.

A. Borrower and Lenders acknowledge and agree that capitalized terms used herein and without definition shall have the meanings assigned to them in the Loan Agreement.

B. Borrower acknowledges and affirms that:

1. As of March 1, 2005, Borrower is legally and validly indebted to Lenders under the Loan Agreement in the principal amount (including the face amount of outstanding Letters of Credit) of $ 22,243,181.14 with respect to the Revolving Loan, $ 2,866,661.00 with respect to the Term Loans, $ 0.00 with respect to the BV Loans and

CAD $ 2,322,024.02 with respect to the Mortgage Loan, plus interest, fees and charges accrued and accruing thereon and thereunder, and there is no defense, offset or counterclaim with respect to any such indebtedness or independent claim or action against Lenders.

2. All indebtedness of Borrower to Lenders whenever and however arising, is secured by a duly perfected, first priority security interest in the Collateral (or, in the case of QEP UK, Vitrex, Roberts Mexicana, S.A. de C.V., and P.R.C.I. SA a second priority security interest in the Collateral which is and shall be junior only to the liens described in subsection III (ii) of the Fourth Amendment and Waiver Agreement dated as of March 31, 2005, by and between the Borrowers, the Lenders and the Agent).

C. Borrower represents and warrants that:

1. The resolutions previously adopted by the Board of Directors of each Borrower with respect to the Loan Agreement and provided to Lenders have not in any way been rescinded or modified and have been in full force and effect since their adoption to and including the date hereof and are now in full force and effect, except to the extent that they have been modified or supplemented to authorize this Agreement and the documents and transactions described herein.

2. Each Borrower has the corporate power and authority to enter into this Agreement and the transactions contemplated herein, and each Borrower has taken all necessary corporate action to authorize this Agreement and the transactions contemplated herein.

3. Except as amended by this Agreement, all representations, warranties and covenants contained in the Loan Agreement, and in the schedules and exhibits attached thereto, are true and correct on and as of the date hereof, are incorporated herein by reference and, with respect to each Borrower organized under the laws of any jurisdiction within the United States, Canada, the Netherlands, Australia or the United Kingdom, are hereby remade, and, with respect to each other Borrower, are hereby remade to the best of their knowledge.

4. Except for those requirements which are being waived pursuant to Section III in this Agreement, no Borrower is currently in default under the Loan Agreement, and no condition exists or has occurred which would constitute a default thereunder but for the giving of notice or passage of time, or both.

D. The consummation of the transactions contemplated herein (a) is not prevented or limited by, nor does it conflict with or result in a breach of the terms, conditions or provisions of, any Borrower’s articles of incorporation or bylaws, or any evidence of indebtedness, agreement or instrument of whatever nature to which any Borrower is a party or by which any of them is bound, (b) does not constitute a default under any of the foregoing, and (c) does not violate any federal, state or local law, regulation or order of any court or agency which is binding upon any Borrower.

II. Amendments to Loan Agreement. The Loan Agreement is hereby amended as follows:

A. Section 7.4 of the Loan Agreement is hereby deleted and replaced with the following:

Section 7.4 Senior Debt to Trailing EBITDA Ratio. The Borrower, shall maintain as of the end of each fiscal quarter of the Borrower for the fiscal quarters ending May 31, 2005 through November 30, 2005 on an annualized quarterly basis, and thereafter on a rolling four quarter basis, a ratio of (i) Senior Debt to (ii) trailing twelve-month Earnings Before Interest, Taxes, Depreciation and Amortization of not more than as set forth in the following table:

Fiscal Quarter Ending	Ratio Not More Than
5/31/05 – 8/31/05	3.50:1.0
11/30/05	3.25:1.0
2/28/06 – 11/30/06	3.00:1.0
2/28/07 – 5/31/08	2.75:1.0

B. Section 7.7 of the Loan Agreement is hereby deleted and replaced with the following:

Section 7.7 Fixed Charge Coverage Ratio. The Borrower shall maintain on a year-to-date basis as of the end of each fiscal quarter of the Borrower through and including the fiscal quarter ending November 30, 2005, and thereafter on a rolling four quarter basis, a ratio of (i) Earnings Before Interest, Taxes, Depreciation and Amortization minus unfinanced Capital Expenditures minus all taxes paid during such period minus all dividends paid during such period, to (ii) Current Maturities of Long-Term Debt plus Interest Expense of not less than as set forth in the following table:

Testing Period	Ratio Not Less Than
Fiscal Year End 2/28/2005	1.00:1.0
Fiscal Quarter End 5/31/05	1.10:1.0
Fiscal Quarter End 8/31/05 – 5/31/08	1.15:1.0

The fixed charge coverage ratio for Fiscal Year End February 28, 2005 will be tested with accounting adjustments totaling $664,000 added back to EBITDA.

III. Certain Waivers. The requirements of Section 7.4 of the Loan Agreement are hereby waived on a one-time basis solely for the fiscal quarters ended May 31, 2004, August 31, 2004, November 30, 2004, and February 28, 2005.

IV. Conditions Precedent.

A. The effectiveness of this Agreement shall be subject to the prior satisfaction of each of the following conditions:

1. the Agent shall have received each of the following, in form and substance satisfactory to the Agent and its counsel:

(a) This Agreement, duly executed by Borrower;

(b) A certificate, dated as of the date of this Agreement, of the Secretary of each Borrower certifying the names and true signatures of the officers of such Borrower authorized to sign this Fifth Amendment and the other documents to be delivered by it under this Agreement;

(c) An amendment fee of $20,000;

(d) Receipt by the Agent and the Lenders of (i) the financial information required pursuant to Section 5.8(a) of the Loan Agreement for the fiscal year ended February 28, 2005 or (ii) a draft of Borrowers’ audited financial statements for the fiscal year ended February 28, 2005, in form and substance satisfactory to Agent and Lenders, together with confirmation from Borrowers’ independent certified public accountants that there will be no material changes from such draft in the final audited statements for such fiscal year; and

(e) All other documents, instruments and agreements that Lender shall reasonably require in connection with this Agreement, including without limitation those documents, instruments, and agreements required under previous amendments to the Loan Agreement which have not yet been delivered to Lender.

B. The Loan Documents are hereby amended so as to be consistent with the amendments set forth in this Agreement.

V. Miscellaneous.

A. This Agreement shall be governed by and construed in accordance with the laws of the State of Connecticut (except its conflicts of laws provisions).

B. Upon the execution of this Agreement, the Loan Agreement is amended to the extent this Agreement amends the Loan Agreement. Except as specifically amended by the terms of this Agreement, all terms and conditions set forth in the Loan Agreement shall remain in full force and effect.

C. This Agreement may be executed in any number of counterparts, each of which shall constitute an original and all of which taken together shall constitute one instrument.

[The remainder of this page has been left blank intentionally.]

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered as of the date first above written.

WITNESSES AS TO ALL	BORROWER:
BORROWERS
Q.E.P. CO., INC.

/s/		By:	/s/ Marc Applebaum
Marc Applebaum
Its Chief Financial Officer
/s/			Duly Authorized

Q.E.P.-O’TOOL, INC.

	By:		/s/ Marc Applebaum
Marc Applebaum
Its Director, Secretary
Duly Authorized

MARION TOOL CORPORATION

	By:		/s/ Marc Applebaum
Marc Applebaum
Its Director, Secretary
Duly Authorized

ROBERTS CONSOLIDATED INDUSTRIES, INC.

	By:		/s/ Marc Applebaum
Marc Applebaum
Its Director, Secretary
Duly Authorized

Fifth Amendment Signature Page

ROBERTS HOLDING INTERNATIONAL INC.

By:	/s/ Marc Applebaum
Marc Applebaum
Its Director, Secretary
Duly Authorized

ROBERTS COMPANY CANADA LIMITED

By:	/s/ Marc Applebaum
Marc Applebaum
Its Director, Secretary
Duly Authorized

ROBERTS U. K. LIMITED

By:	/s/ Marc Applebaum
Marc Applebaum
Its Director, Secretary
Duly Authorized

ROBERTS GERMANY GmbH

By:	/s/ Marc Applebaum
Marc Applebaum
Its Director, Secretary
Duly Authorized

ROBERTS S.A.R.L.

By:	/s/ Marc Applebaum
Marc Applebaum
Its Director, Secretary
Duly Authorized

Fifth Amendment Signature Page

ROBERTS JAPAN KK

By:	/s/ Marc Applebaum
Marc Applebaum
Its Director, Secretary
Duly Authorized

ROBERTS HOLLAND B.V.

By:	/s/ Marc Applebaum
Marc Applebaum
Its Director, Secretary
Duly Authorized

Q.E.P. HOLDING B.V.

By:	/s/ Marc Applebaum
Marc Applebaum
Its Director, Secretary
Duly Authorized

Q.E.P. STONE HOLDINGS, INC.

By:	/s/ Marc Applebaum
Marc Applebaum
Its Director, Secretary
Duly Authorized

Q.E.P. AUST. PTY. LIMITED

By:	/s/ Marc Applebaum
Marc Applebaum
Its Director, Secretary
Duly Authorized

Fifth Amendment Signature Page

Q.E.P. CO. NEW ZEALAND, LIMITED

By:	/s/ Marc Applebaum
Marc Applebaum
Its President, Director
Duly Authorized

Q.E.P. CHILE LIMITADA

By:	/s/ Marc Applebaum
Marc Applebaum
Its Director, Secretary
Duly Authorized

Q.E.P. ZOCALIS HOLDING, L.L.C.

By:	/s/ Marc Applebaum
Marc Applebaum
Its Director, Secretary
Duly Authorized

Q.E.P. ZOCALIS S.R.L.

By:	/s/ Marc Applebaum
Marc Applebaum
Its Director, Secretary
Duly Authorized

BOIARDI PRODUCTS CORPORATION

By:	/s/ Marc Applebaum
Marc Applebaum
Its Director, Secretary
Duly Authorized

Fifth Amendment Signature Page

Q.E.P. CO. U.K. LIMITED

By:	/s/ Marc Applebaum
Marc Applebaum
Its Director, Secretary
Duly Authorized

VITREX LIMITED

By:	/s/ Marc Applebaum
Marc Applebaum
Its Director, Secretary
Duly Authorized
Duly Authorized

ROBERTS CAPITOL, INC.

By:	/s/ Marc Applebaum
Marc Applebaum
Its Director, Secretary
Duly Authorized

ROBERTS MEXICANA, S.A. DE C.V.

By:	/s/ Marc Applebaum
Marc Applebaum
Its Director, Secretary
Duly Authorized

P.R.C.I. SA

By:	/s/ Marc Applebaum
Marc Applebaum
Its Director, Secretary
Duly Authorized

Fifth Amendment Signature Page

WITNESSES AS TO AGENT:	AGENT:

FLEET CAPITAL CORPORATION

/s/	By:	/s/ Deirdre Z. Sikora
Deirdre Z. Sikora
Its Vice President
Duly Authorized
/s/

WITNESSES AS TO FCC :	LENDERS:

FLEET CAPITAL CORPORATION

/s/	By:	/s/ Deirdre Z. Sikora
Deirdre Z. Sikora
Its Vice President
Duly Authorized
/s/

WITNESSES AS TO HSBC :	HSBC BANK USA,
NATIONAL ASSOCIATION
successor-by-merger to HSBC Bank USA

/s/	By:	/s/

Duly Authorized
/s/